Exhibit 10.13

ASSIGNMENT AND AMENDMENT OF MANAGEMENT AGREEMENTS

This Assignment and Amendment of Management Agreement (“Assignment”) is made, effective as of March 31, 2017 (the “Effective Date”), by and between (1) American Realty Capital Hospitality Grace Portfolio, LLC, a Delaware limited liability company, whose principal place of business is 405 Park Avenue, New York, NY 10022 (“Assignor”); (2) ARC Hospitality Portfolio I MCK TRS, LLC, a Delaware limited liability company, ARC Hospitality Portfolio I NTC TRS, LP, a Delaware limited partnership, ARC Hospitality Portfolio II NTC TRS, LP, Delaware limited partnership, and ARC Hospitality Portfolio II MISC TRS, LLC, a Delaware limited liability company, the principal place of business of each of which is 3950 University Drive, Suite 301, Fairfax, Virginia 22030 (collectively, “Assignee”); and (3) McKibbon Hotel Management, inc., a Florida corporation, with an office at 402 Washington Street, SE, Suite 200, Gainesville, GA 30501 (“Manager”).

RECITATIONS

WHEREAS, Assignee is the operating lessee of the Hotels listed on Exhibit A hereto (collectively, “Hotels”), pursuant to leases (collectively, “Leases”) between Assignee and the entities listed as “Property Owner” on Exhibit A hereto (collectively, “Property Owners”), which are the owners of the respective listed Hotels;

WHEREAS, Assignor and Assignee have entered into those certain management agreements by and between the entities listed as “Owner” with respect to each Hotel on Exhibit A hereto, dated as of February 27, 2015 (collectively, “Owner Management Agreements”), pursuant to which the Assignee has, among other things, appointed Assignor as Assignee’s exclusive agent to supervise, direct, and control management and operation of the Hotels pursuant to the terms thereof;

WHEREAS, Assignor and Manager are parties to those certain Management Agreements (collectively, “Management Agreements”), dated October 3, 2014 but effective as of February 27, 2015 with respect to the management of the Hotels;

WHEREAS, Assignor and Assignee are, contemporaneously with the execution of this Assignment, terminating the Owner Management Agreements, and in connection therewith, Assignor desires to assign its rights and obligations under the Management Agreements, Assignee desires to accept the assignment of Assignor’s rights and obligations under the Management Agreements, as amended by this Assignment, and Manager desires to acknowledge and consent to such assignment; and

NOW THEREFORE, in consideration of the foregoing recitals and the premises and the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.	Effective as of the Effective Date, Assignor hereby assigns, transfers and conveys to the applicable Assignee set forth opposite the name of the applicable Management Agreement on Exhibit A hereto all of Assignor’s rights, title and obligations in, to and under such Management Agreements, and such Assignee hereby accepts and assumes all such rights under such Management Agreements and assumes all obligations and liabilities of Assignor under such Management Agreements. Manager hereby consents to such assignment and assumption.

2.	Each of Assignee and Manager agrees that each of the Management Agreements are hereby amended as follows:

a.	All references to “Owner” and/or “TRS” shall hereafter be deemed to refer to the applicable Assignee set forth opposite the name of the applicable Management Agreement on Exhibit A hereto. References to both “Owner” and “TRS” in any single sentence shall each be deemed to refer to the applicable Assignee set forth opposite the name of the applicable Management Agreement on Exhibit A hereto.

b.	In the first line of the Subsection A of the Preliminary Statement, the words “of the operating lessee (“TRS”) and” are deleted.

c.	The second sentence of Subsection A of the Preliminary Statement is deleted.

d.	The following is added as a new Section 8.01(h) to the Management Agreements for the Hotels listed on the first two pages of Exhibit A hereto:

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Notwithstanding anything herein to the contrary, in the event that W2007 Equity Inns Senior Mezz, LLC, or its successor or assign (“Preferred Equity Holder”), delivers notice to Management Company that a “Changeover Event” has occurred under the Amended and Restated Limited Liability Company Agreement of ARC Hospitality Portfolio I Holdco, LLC, dated February 27, 2015, which notice shall be definitive hereunder as to whether a “Changeover Event” has occurred for purposes of this Agreement, and upon which Management Company shall be required and entitled to rely, Preferred Equity Holder may terminate this Agreement by written notice (which may be incorporated in the initial notice as to the occurrence of a Changeover Event), effective fifteen (15) days after receipt by the Management Company or upon such later date as set forth in said notice, without the payment of any termination fee, penalty, accrued and unpaid Base Management Fees or Incentive Fees or any other fees, commissions or other amounts payable or reimbursable to Management Company under this Management Agreement. Notwithstanding anything herein to the contrary, (a) Management Company shall not be obligated to return or refund to the Preferred Equity Holder any Base Management Fee or Incentive Fees or any other fees, commissions or other amounts payable or reimbursable to the Management Company under the Management Agreements already received by the Management Company prior to its receipt of such notice of the Changeover Event, and to which the Management Company was entitled under the Management Agreements, (b) Management Company shall be entitled to collect from the Preferred Equity Holder the Base Management Fee (other than any termination fee and penalty) or Incentive Fees or any other fees, commissions or other amounts payable or reimbursable to the Management Company under the Management Agreements accruing in accordance with the Management Agreements for any period of time that the Management Company continues to perform its obligations under the terms of the Management Agreements at the request of the Preferred Equity Holder and (c) in the event of a Changeover Event, the Management Company shall be entitled to collect and retain from the Assignor any Base Management Fee or Incentive Fee or any other fees, commissions or other amounts payable or reimbursable to the Management Company under the Management Agreements accrued but unpaid prior to the occurrence of the Changeover Event and to which Management Company is entitled under the Management Agreements. The parties hereto acknowledge that the foregoing agreement by the Management Company does not constitute a waiver by the Management Company of the payment by the Assignor of the Management Fees or other amounts payable or reimbursable under the Management Agreements.  The parties hereby agree and acknowledge that the Preferred Equity Holder shall be an express third party beneficiary of this Management Agreement and entitled to enforce the provisions hereof in accordance with the terms set forth herein.  Management Company acknowledges that the provisions of this Section 8.01(h) were a material component of the consideration received by Owner for entering into this Agreement.

e.	The following is added as a new Section 8.01(h) to the Management Agreements for the Hotels listed on the third page of Exhibit A hereto:

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Notwithstanding anything herein to the contrary, in the event that W2007 Equity Inns Senior Mezz, LLC, or its successor or assign (“Preferred Equity Holder”), delivers notice to Management Company that a “Changeover Event” has occurred under the Amended and Restated Limited Liability Company Agreement of ARC Hospitality Portfolio II Holdco, LLC, dated February 27, 2015, which notice shall be definitive hereunder as to whether a “Changeover Event” has occurred for purposes of this Agreement, and upon which Management Company shall be required and entitled to rely, Preferred Equity Holder may terminate this Agreement by written notice (which may be incorporated in the initial notice as to the occurrence of a Changeover Event), effective fifteen (15) days after receipt by the Management Company or upon such later date as set forth in said notice, without the payment of any termination fee, penalty, accrued and unpaid Base Management Fees or Incentive Fees or any other fees, commissions or other amounts payable or reimbursable to Management Company under this Management Agreement.  Notwithstanding anything herein to the contrary, (a) Management Company shall not be obligated to return or refund to the Preferred Equity Holder any Base Management Fee or Incentive Fees or any other fees, commissions or other amounts payable or reimbursable to the Management Company under the Management Agreements already received by the Management Company prior to its receipt of such notice of the Changeover Event, and to which the Management Company was entitled under the Management Agreements, (b) Management Company shall be entitled to collect from the Preferred Equity Holder the Base Management Fee (other than any termination fee and penalty) or Incentive Fees or any other fees, commissions or other amounts payable or reimbursable to the Management Company under the Management Agreements accruing in accordance with the Management Agreements for any period of time that the Management Company continues to perform its obligations under the terms of the Management Agreements at the request of the Preferred Equity Holder and (c) in the event of a Changeover Event, the Management Company shall be entitled to collect and retain from the Assignor any Base Management Fee or Incentive Fee or any other fees, commissions or other amounts payable or reimbursable to the Management Company under the Management Agreements accrued but unpaid prior to the occurrence of the Changeover Event and to which Management Company is entitled under the Management Agreements. The parties hereto acknowledge that the foregoing agreement by the Management Company does not constitute a waiver by the Management Company of the payment by the Assignor of the Management Fees or other amounts payable or reimbursable under the Management Agreements. The parties hereby agree and acknowledge that the Preferred Equity Holder shall be an express third party beneficiary of this Management Agreement and entitled to enforce the provisions hereof in accordance with the terms set forth herein.  Management Company acknowledges that the provisions of this Section 8.01(h) were a material component of the consideration received by Owner for entering into this Agreement.

f.	In Section 12.10, the “If to Owner” section is replaced with

If to Owner:

ARC Hospitality Portfolio I MCK TRS, LLC

ARC Hospitality Portfolio I NTC TRS, LP

ARC Hospitality Portfolio II NTC TRS, LP

ARC Hospitality Portfolio II MISC TRS, LLC

3950 University Drive, Suite 301

Fairfax, Virginia 22030

Attention: General Counsel

3.	Except as specifically modified by this Assignment, all of the provisions of the Management Agreements are unchanged and continue in full force and effect. In the event of any conflicts between any Management Agreement and this Assignment, this Assignment shall control.

4.	This Assignment is executed by, and shall be binding upon and inure to the benefit of, the parties hereto and each of their respective administrators, personal representatives, legal representatives, heirs, successors and permitted assigns. None of the provisions of this Assignment shall be for the benefit of or enforceable by any other person.

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5.	This Assignment may not be amended nor may any rights hereunder be waived except by an instrument in writing signed by the parties sought to be charged with such amendment or waiver.

6.	This Assignment may be executed in counterparts, all of which taken together shall constitute one and the same instrument and each of which shall be deemed an original instrument as against any party who has signed it. Each party may execute this Assignment via a facsimile (or transmission of a .pdf file) of this Assignment. In addition, facsimile or .pdf signatures of authorized signatories of the parties shall be valid and binding and delivery of a facsimile or .pdf signature by any party shall constitute due execution and delivery of this Assignment.

[Signatures appear on the following page]

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IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed and delivered by their duly authorized officers as of the Effective Date.

WITNESS:	ASSIGNOR:

American Realty Capital Hospitality Grace Portfolio, LLC, a Delaware limited liability company

/s/ Daneale Erickson	By:	/s/ James A. Tanaka
Daneale Erickson		Name:	James A. Tanaka
		Title:	Authorized Signatory

WITNESS:	ASSIGNEE:

ARC Hospitality Portfolio I MCK TRS, LLC, a Delaware limited liability company

/s/ Daneale Erickson	By:	/s/ Paul C. Hughes
Daneale Erickson		Name:	Paul C. Hughes
		Title:	Authorized Signatory
		Date:	March 17, 2017

ARC Hospitality Portfolio I NTC TRS, LP, a Delaware limited partnership

	By:	ARC HOSPITALITY PORTFOLIO I NTC TRS GP, LLC, its general partner

/s/ Daneale Erickson	By:	/s/ Paul C. Hughes
Daneale Erickson		Name:	Paul C. Hughes
		Title:	Authorized Signatory
		Date:	March 17, 2017

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ARC Hospitality Portfolio II MISC TRS, LLC, a Delaware limited liability company

/s/ Daneale Erickson	By:	/s/ Paul C. Hughes
Daneale Erickson		Name:	Paul C. Hughes
		Title:	Authorized Signatory
		Date:	March 17, 2017

ARC Hospitality Portfolio II NTC TRS, LP, a Delaware limited partnership

	By:	ARC HOSPITALITY PORTFOLIO II NTC TRS GP, LLC, its general partner

/s/ Daneale Erickson	By:	/s/ Paul C. Hughes
Daneale Erickson		Name:	Paul C. Hughes
		Title:	Authorized Signatory
		Date:	March 17, 2017

WITNESS:	MANAGER :

McKibbon Hotel Management, inc., a Florida corporation

/s/ James M. Coyle	By:	/s/ David J. Hughs
James M. Coyle		Authorized Signatory

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Exhibit A

HOTEL NAME	ADDRESS	CITY/STATE/ZIP	TRS OWNER	PROPERTY OWNER
Courtyard Asheville	One Buckstone Place	Asheville, NC 28805	ARC Hospitality Portfolio I NTC TRS, LP	ARC Hospitality Portfolio I NTC Owner, LP
Courtyard Athens Downtown	166 North Finley Street	Athens, GA 30601	ARC Hospitality Portfolio I MCK TRS,	ARC Hospitality Portfolio I Owner, LLC
Courtyard Gainesville	3700 SW 42nd Street	Gainesville, FL 32608	ARC Hospitality Portfolio I MCK TRS,	ARC Hospitality Portfolio I Owner, LLC
Courtyard Knoxville Cedar Bluff	216 Langley Place	Knoxville, TN 37922	ARC Hospitality Portfolio I MCK TRS,	ARC Hospitality Portfolio I Owner, LLC
Courtyard Mobile	1000 West I-65 Service Road	Mobile, AL 36609	ARC Hospitality Portfolio I MCK TRS,	ARC Hospitality Portfolio I MBGL 1000 Owner, LLC
Courtyard Orlando Altamonte Springs/Maitland	1750 Pembrook Drive	Orlando, FL 32810	ARC Hospitality Portfolio I MCK TRS,	ARC Hospitality Portfolio I Owner, LLC
Courtyard Sarasota Bradenton Airport	850 University Parkway	Sarasota, FL 34234	ARC Hospitality Portfolio I MCK TRS,	ARC Hospitality Portfolio I Owner, LLC
Courtyard Tallahassee North/I-10 Capital Circle	1972 Raymond Diehl Road	Tallahassee, FL 32308	ARC Hospitality Portfolio I MCK TRS,	ARC Hospitality Portfolio I Owner, LLC
Holiday Inn Express and Suites: Kendall East-Miami	11520 SW 88th Street	Miami, FL 33176	ARC Hospitality Portfolio I MCK TRS,	ARC Hospitality Portfolio I Owner, LLC
Residence Inn Chattanooga Downtown	215 Chestnut Street	Chattanooga, TN 37402	ARC Hospitality Portfolio I MCK TRS,	ARC Hospitality Portfolio I Owner, LLC
Residence Inn Fort Myers	2960 Colonial Boulevard	Fort Myers, FL 33912	ARC Hospitality Portfolio I MCK TRS,	ARC Hospitality Portfolio I Owner, LLC
Residence Inn Knoxville Cedar Bluff	215 Langley Place at North Peters Road	Knoxville, TN 37922	ARC Hospitality Portfolio I MCK TRS,	ARC Hospitality Portfolio I Owner, LLC
Residence Inn Macon	3900 Sheraton Drive	Macon, GA 31210	ARC Hospitality Portfolio I MCK TRS,	ARC Hospitality Portfolio I Owner, LLC
Residence Inn Mobile	950 West I-65 Service Road S.	Mobile , AL 36609	ARC Hospitality Portfolio I MCK TRS,	ARC Hospitality Portfolio I MBGL 950 Owner, LLC
Residence Inn Sarasota Bradenton	1040 University Parkway	Sarasota, FL 34234	ARC Hospitality Portfolio I MCK TRS,	ARC Hospitality Portfolio I Owner, LLC
Residence Inn Savannah Midtown	5710 White Bluff Road	Savannah, GA 31405	ARC Hospitality Portfolio I MCK TRS,	ARC Hospitality Portfolio I Owner, LLC
Residence Inn Tallahassee North/I-10 Capital Circle	1880 Raymond Diehl Road	Tallahassee, FL 32308	ARC Hospitality Portfolio I MCK TRS,	ARC Hospitality Portfolio I Owner, LLC
Residence Inn Tampa North/I-75 Fletcher	13420 North Telecom Parkway	Tampa, FL 33637	ARC Hospitality Portfolio I MCK TRS,	ARC Hospitality Portfolio I Owner, LLC
Residence Inn Tampa Sabal Park/Brandon	9719 Princess Palm Avenue	Tampa, FL 33619	ARC Hospitality Portfolio I MCK TRS,	ARC Hospitality Portfolio I Owner, LLC
SpringHill Suites Asheville	Two Buckstone Place	Asheville, NC 28805	ARC Hospitality Portfolio II NTC TRS, LP	ARC Hospitality Portfolio II NTC Owner, LP
TownePlace Suites Savannah Midtown	11309 Abercorn Street	Savannah, GA 31419	ARC Hospitality Portfolio II MISC TRS, LLC	ARC Hospitality Portfolio II Owner, LLC

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